UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 31, 2022

XOMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-39801	52-2154066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Powell Street, Suite 310, Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 204-7200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0075 par value	XOMA	The Nasdaq Global Market
8.625% Series A Cumulative Perpetual Preferred Stock, par value $0.05 per share	XOMAP	The Nasdaq Global Market
Depositary Shares (each representing 1/1000th interest in a share of 8.375% Series B Cumulative Perpetual Preferred Stock, par value $0.05 per share)	XOMAO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2022, XOMA Corporation (the “Company”) entered into a letter agreement with Thomas Burns that amends and supplements his amended and restated employment agreement (the “Letter Agreement”). Pursuant to the Letter Agreement, in the event Mr. Burns remains employed by the Company for a twelve-month period following the first day of employment of the Company’s new Chief Executive Officer (the “Eligibility Date”), he will be deemed “retirement eligible” for purposes of his equity awards under the terms of his equity award agreements. Conditioned on his execution of a release in favor of the Company, Mr. Burns will also receive this benefit if his employment is terminated by the Company without Cause (as defined in his employment agreement), or if he resigns for Good Reason (as defined in his employment agreement), before the Eligibility Date.

On March 31, 2022, the Company also adopted a Retention and Severance Plan (the “Plan”) applicable to all of the Company’s current employees, whereby each such employee will be eligible to receive a cash retention bonus if employed through each of two periods: (1) the three-month anniversary of the Eligibility Date (the “Initial Period”) and (2) the nine-month period immediately following the Initial Period (the “Extended Period”). The cash bonus tied to each of the Initial Period and Extended Period will be equal to 25% of the employee’s base salary earned during such Initial Period or Extended Period, respectively. In the event an employee is terminated by the Company without Cause (as defined in the Plan) or resigns for Good Reason (as defined in the Plan) during the Initial Period or during the Extended Period, such employee will remain eligible to receive the retention bonus for such Initial Period or Extended Period, respectively.

Copies of the Letter Agreement and the Plan will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XOMA CORPORATION

Date: April 5, 2022	By:	/s/ THOMAS BURNS
Thomas Burns
Senior Vice President, Finance and Chief Financial Officer